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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                February 4, 2003
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                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                      33-45499               36-3809819
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(State or other jurisdiction           (Commission           (IRS Employer
         of incorporation)             File Number)          Identification No.)



               475 Industrial Drive, West Chicago, Illinois 60185
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               (Address of principal executive offices) (Zip Code)



                                 (630) 562-5550
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                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On February 4, 2003 M-Wave, Inc. announced its first quarter financial results. The full text of M-Wave, Inc.'s February 4, 2003 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)    Exhibits

             99.1     Press Release issued by M-Wave, Inc. dated February 4,
                      2003.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2003

                                       M-WAVE, INC.


                                       By: /s/ PAUL H. SCHMITT
                                           ------------------------------------
                                           Name:     Paul H. Schmitt
                                           Title:    Chief Financial Officer






















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                                 EXHIBIT INDEX




     EXHIBIT                      DESCRIPTION
       NO.

       99.1         Press Release issued by M-Wave, Inc. dated February 4, 2003















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